Note J - Income Taxes (Detail) - Deferred Tax Assets (USD $)	Dec. 31, 2012
Net Operating Loss Carry-Forwards	$ 307,000
Depreciation difference on fixed assets	(14,000)
Capitalized acquisition costs	77,000
Capitalized orgainzation costs	1,000
Total deferred tax assets	372,000
Valuation Allowance	$ (372,000)